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                                                                      Exhibit 3


                  AMENDMENT NO. 1 TO THE JOINT FILING AGREEMENT


         The undersigned hereby agree to make joint filings of Form 13D with the U.S. Securities and Exchange Commission with respect to their beneficial ownership of the common stock, par value $0.001 per share, of Ventures-National Incorporated, d/b/a Titan General Holdings, Inc. including all amendments thereto.


Date:    May 6, 2003




                                  /s/ David M. Marks
                                  -----------------------------------
                                  DAVID M. MARKS


                                  IRREVOCABLE CHILDREN'S TRUST

                                  By: /s/ David M. Marks
                                      -------------------------------
                                  Name:  David M. Marks
                                  Title: Trustee


                                  PHOENIX BUSINESS TRUST

                                  By:  /s/ David M. Marks
                                       ------------------------------
                                  Name:  David M. Marks
                                  Title: Trustee


                                  FOREST HOME INVESTORS I, LLC
                                  By Irrevocable Children's Trust, Member

                                  By:  /s/ David M. Marks
                                       ------------------------------
                                  Name:  David M. Marks
                                  Title: Trustee


                                  IRREVOCABLE CHILDREN'S TRUST NO. 2

                                  By:  /s/ David M. Marks
                                       ------------------------------
                                  Name:  David M. Marks
                                  Title: Trustee


                                  PHOENIX INVESTORS, LLC
                                  By Irrevocable Children's Trust No. 2, Member

                                  By:  /s/ David M. Marks
                                       ------------------------------
                                  Name:  David M. Marks
                                  Title: Trustee